Exhibit 99.1

 Annual Investor Update Meeting December 14, 2015 1

 2 Cautionary Statement For use in the US - Unifi and REPREVE® are registered trademarks of Unifi, Inc. For International use - Unifi and REPREVE® are registered trademarks of Unifi, Inc. in the US and certain other countries Certain statements included herein contain forward-looking statements within the meaning of federal securities laws about the financial condition and results of operations of Unifi, Inc. (the “Company”) that are based on management’s beliefs, assumptions and expectations about our future economic performance, considering the information currently available to management. The words “believe,” “may,” “could,” “will,” “should,” “would,” “anticipate,” “estimate,” “project,” “expect,” “intend,” “seek,” “strive,” and words of similar import, or the negative of such words, identify or signal the presence of forward-looking statements. These statements are not statements of historical fact; they involve risk and uncertainties that may cause our actual results, performance or financial condition to differ materially from the expectations of future results, performance or financial condition that we express or imply in any forward-looking statement. Factors that could contribute to such differences include, but are not limited to: the competitive nature of the textile industry and the impact of worldwide competition; changes in the trade regulatory environment and governmental policies and legislation; the availability, sourcing and pricing of raw materials; general domestic and international economic and industry conditions in markets where the Company competes, such as recession and other economic and political factors over which the Company has no control; changes in consumer spending, customer preferences, fashion trends and end-uses; the financial condition of the Company’s customers; the loss of a significant customer; the success of the Company’s strategic business initiatives; the continuity of the Company’s leadership; volatility of financial and credit markets; the ability to service indebtedness and fund capital expenditures and strategic initiatives; availability of and access to credit on reasonable terms; changes in currency exchange, interest and inflation rates; the ability to reduce production costs; the ability to protect intellectual property; employee relations; the impact of environmental, health and safety regulations; the operating performance of joint ventures and other equity investments; and the accurate financial reporting of information from equity method investees. All such factors are difficult to predict, contain uncertainties that may materially affect actual results and may be beyond our control. New factors emerge from time to time, and it is not possible for management to predict all such factors or to assess the impact of each such factor on the Company. Any forward-looking statement speaks only as of the date on which such statement is made, and we do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made, except as may be required by federal securities law. The above and other risks and uncertainties are described in the Company’s most recent annual report on Form 10-K, and additional risks or uncertainties may be described from time to time in other reports filed by the Company with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

 3 Diversified Manufacturer of Polyester and Nylon Textile Filament Yarns –Founded in 1971 –Sales Revenue $687 million (FY2015) –Over 3,000 Employees Globally Overview

 4 Global Network North/Central America 80% Other 5% Sales By Region Polyester 55% Nylon 24% International 20% Sales by Segment FY 2015: US$ 687 MM Source: Unifi FY 2015 Form 10-K and Unifi Internal Estimates Manufacturing / Office Sales / Marketing Office Joint Venture / Equity Affiliate USA El Salvador Colombia Brazil China Israel (JV) EU Other 1%

 5 Operations *rPET Chip: Recycled Polyester Chip

 6 Business Strategy •Control costs through rigorous and disciplined improvement process •Rigorous price management •Grow REPREVE® sales •Corporate-wide commitment to sustainability •Backward integration into plastic bottle processing •Repreve Renewables, LLC •Increase yarn sales in growing regional market •Increase yarn sales in Brazil and China •Explore strategic growth opportunities to further strengthen the business •Grow PVA (Premier Value Added) products sales globally •Innovation and R&D efforts to develop new products and technologies

 7 Stock Performance $39.3 $53.4 $57.4 $64.3 $9.8 $14.8 $24.0 $30.6 0 5 10 15 20 25 30 35 $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 FY 2012 FY 2013 FY 2014 FY 2015 $ / Share Adjusted EBITDA (In US$ MM) Adjusted EBITDA Average stock price during the FY $0.54/sh. $1.02/sh. $1.65/sh. Adjusted EPS for each FY $1.88/sh. Source: Appendix and published stock prices Note: In the first quarter of fiscal year 2016, the Company modified its calculation of Adjusted EBITDA. Thus, updated and comparative prior period amounts are used herein. For each fiscal period presented, the difference resulting from using the current calculation versus the historical calculation is insignificant, and there is no material change to the fundamental results, trends and relationships in this presentation. For additional detail surrounding the change in metrics during fiscal year 2016, refer to the first quarter Form 10-Q filed on November 5, 2015. Inside Ownership 12.7% Outside Ownership 87.3% Outstanding Shares by Ownership Category (Per the Unifi FY 2015 Proxy Statement) 17.8 MM Shares

 8 Diverse and Growing Markets

 9 Diverse Market Segments Source: Unifi Internal Estimates Apparel 47% Hosiery 18% Other 4% Automotive 7% Furnishings 9% Industrial 15%

 10 Global Textile Fibers Market - 50 100 150 200 1990 2000 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015e 2016e 2017e 2018e 2019e 2020e Billion Pounds Cotton Polyester Nylon All Other 47% 22% 9% 22% 37% 41% 6% 16% 33% 49% 5% 13% 28% 54% 5% 13% 57% 26% 5% 1% AAGR 4% AAGR 2% AAGR 1% AAGR 3% AAGR (2014-2020) Source: PCI Fibers 12%

 11 US Synthetic Apparel Supply - 2 4 6 8 10 12 14 16 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 F Billion SME (Square Meters) US Synthetic Apparel Consumption REGION CHINA VIETNAM REST OF THE WORLD 56% 54% 48% 43% 38% 34% 30% 24% 22% 18% 18% 18% 18% 18% 18% 18% 10% 10% 13% 16% 19% 31% 34% 41% 41% 49% 50% 49% 49% 49% 50% 50% 0% 0% 2% 4% 5% 4% 5% 6% 7% 8% 8% 8% 9% 10% 10% 11% 34% 36% 37% 38% 38% 31% 32% 29% 29% 25% 24% 25% 24% 24% 22% 21% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 F US Synthetic Apparel Consumption Share REGION CHINA VIETNAM REST OF THE WORLD * Region includes NAFTA, CAFTA, Colombia FTA, and Peru FTA Regional supply share stabilized, volume in units growing at the rate of 5 to 6% per year Source: OTEXA, Census Bureau, DOC, Federal Reserve, and Internal Estimates

 12 Regional Market Regionally compliant yarn required in free trade agreements such as NAFTA, CAFTA, Colombia FTA, Peru FTA, and Berry Amendment Source: Unifi Internal Estimates Trade Compliant 62% Non-Compliant 38% FY 2015 - Domestic Sales by Trade Compliant and Non-Compliant

 13 Regional Growth = DTY Investment Polyester textured yarn (DTY) and Air Jet Texturing (AJT) capacity expansion to support the growth in specialty products

 14 Develop New PVA Products and Technologies

 15 Global PVA Growth 16% 20% 24% 24% 25% 27% 30% 33% 0% 5% 10% 15% 20% 25% 30% 35% FY 2009 FY 2010 FY 2011 FY 2012 FY 2013 FY 2014 FY 2015 FY 2016e PVA Products Sales as a Percentage of Consolidated Annual Net Sales Source: Unifi Internal Estimates

 16 PVA Brands and Technologies Performance + Sustainability Moisture Management Cotton-Like, Natural Touch Stretch Other Technologies ? Effects: ? Cationic / Disperse ? Heathers ? X-Section Modification ? Water Repellency Solution Dyed

 17 Investment For Mix Enrichment Small lot POY spinning capacity to support PVA yarn growth… Specialty Yarns ? Water Repellant ? Cationic Disperse ? Thermal Regulation ? Odor Control ? Flame Retardant

 18 Capital Projects $4.2 $6.9 $8.7 $14.5 $17.6 $10.0 $1.9 $2.4 $3.2 $32.3 $4.5 $6.3 $6.9 $3.9 $5.3 $3.0 $21.7 $2.2 $4.1 $12.0 $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 FY 2012 FY 2013 FY 2014 FY 2015 FY 2016e FY 2017e In US$ MM Maintenance & Infrastructure REPREVE Equipment for New Contract Mix Enrichment Capacity Increase $19.1 $35.0 $59.7 $43.1 $6.4 Source: Unifi Internal Estimates Estimated 4.5 year return on growth capital projects Approx. $96 MM growth capital = $21 MM improvement to EBITDA $8.8

 19 Recycling and Sustainability

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 24 Denali Textile Takeback

 25 REPREVE ® Recycling Center 42 MILLION POUNDS/YEAR 72 MILLION POUNDS/YEAR 100 MILLION POUNDS/YEAR Future Investment Estimated Fall of 2016

 26 REPREVE® Backward Integration Plastic bottle processing facility under construction in Reidsville, NC. Opening June 2016

 27 Marketing Partnerships

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 29 •Interactive Display •Interactive Gaming •Digital Display & Videos •iPhoto Displays •iPad Kiosks with social sharing •Product Displays Mobile Tour

 30 Neck Tag 2” x 2” Leg Sticker 2”x3.5” Hang tag 3”x1.875” Hang Tag Staff Uniforms Bottom Weights Outerwear Consumer Marketing - POS Heat Transfer Slingers Boardshorts Denali Jackets M/W/K

 31 Commitment to Sustainability •Actively engaged in eliminating waste and reducing consumption across all our facilities –Energy –Labor –Packaging –Transportation •It has become part of our culture –All our US operations are landfill-free •Committed to recycling Post-Consumer and Post-Industrial materials. –All to provide certifiable, transparent textile solutions, like REPREVE Solar energy farm constructed to generate over 10% of Repreve Recycling Center needs

 32 ?Focus on PVA product growth ?European and U.S. retail/brand focused ?Successful transition of a major REPREVE® program to China from the US ?Expand global availability of REPREVE ® through license agreements and distribution networks: ?Turkey ?Taiwan ?Vietnam ?Sri Lanka International Unifi Brazil Unifi China ?State of the Economy ?Currency devaluation ?Soft market conditions & inflation ?Imported textured yarn pressure on the commodity segment ?Unifi Brazil: ?Strong management team ?Innovation and mix enrichment strategy ?Price management ?Manufacturing efficiencies and cost control Brazil Dynamics: China Dynamics:

 33 Joint Ventures and Equity Affiliates

 34 Unifi Nilit Fibers (UNF) UNF provides a stable, quality supply of type 6.6 POY, which is the raw yarn for Unifi to produce nylon textured and covered yarns Martinsville, VA Migdal HaEmek, Israel

35 Parkdale America LLC ?34% investment in Parkdale America LLC (“PAL”) held by Unifi ?US$ 800 million cotton yarn spinning company $59.4 $60.7 $64.1 $49.0 $53.3 $0 $10 $20 $30 $40 $50 $60 $70 CY 2011 CY 2012 CY 2013 CY 2014 CY 2015e PAL EBITDA(1) (In US$ MM) $30.4 $52.7 $11.4 $10.0 $0.0 $0.0 $20.0 $5.0 $0 $10 $20 $30 $40 $50 $60 Dec 2012 Dec 2013 Dec 2014 Dec 2015e Selected Balance Sheet Data In US$ MM Cash Debt Source: PAL’s audited financial statements included within Unifi’s FY 2014 and FY 2013 Forms 10-K/A and Internal Estimates (1) – PAL EBITDA excludes bargain purchase gains and cotton subsidy income

 36 Repreve Renewables, LLC •An agricultural company (60% owned by Unifi) producing and selling dedicated renewable biomass feedstock with application for: –Poultry Bedding –Bio energy (University of Iowa contract) •Developed and acquired IP and proprietary assets: –Miscanthus genetics and parental lines –ACCU YIELD™ System, proprietary rhizome processing and establishment equipment platform •Largest foundation and certified rhizome inventory in the U.S. •Headquartered in Greensboro, NC with –Commercial production in 6 states (NC, GA, MS, OK, IA, WI) –Regional Processing Center in Seven Springs, NC

 37 Strong Foundation for Growth •Sales demand –Commercial sales with poultry integrators representing over 60% of the U.S. market –Strong sales pipeline of commercial trials to start with new poultry integrators representing another ~20% of the U.S. market –Secured a multi-year contract with one of the top two largest volume users of bedding in the U.S. •Production –First commercial scale miscanthus rhizome processing center completed and operating (Seven Springs, NC). –Signed manufacturing agreement with Spudnik Equipment Company to manufacture our ACCU DROP™ Planters. Two new planters come into production in December. •Supply –Will process and plant 3,000 – 4,000 acres in FY16, with all volume sold under supply contract –1,800 acres of existing volume allocated for sale with leading poultry integrators –Increase planted acreage for University of Iowa contract (300-400 additional acres in FY16) •Financing –Obtained debt financing with CoBank and Carolina Farm Credit, two of the leading agricultural lenders.

 38 Key Financial Trends

 39 Profitability Trends $8.8 $29.0 $47.9 $53.8 $0 $10 $20 $30 $40 $50 $60 FY 2012 FY 2013 FY 2014 FY 2015 Pre-Tax Income In US$ MM -$10.9 $17.6 $28.8 $34.3 -$15 -$10 -$5 $0 $5 $10 $15 $20 $25 $30 $35 $40 FY 2012 FY 2013 FY 2014 FY 2015 Pre-Tax Income (In US$ MM) (Excluding Equity in Earnings from Unconsolidated Affiliates) $10.9 $20.2 $31.2 $34.3 $0.54 $1.02 $1.65 $1.88 $0.00 $0.50 $1.00 $1.50 $2.00 $0 $5 $10 $15 $20 $25 $30 $35 $40 FY 2012 FY 2013 FY 2014 FY 2015 Adjusted Net Income and Adj. EPS In US$ MM and $/Share $39.3 $53.4 $57.4 $64.3 5.6% 7.5% 8.3% 9.4% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% $0 $10 $20 $30 $40 $50 $60 $70 FY 2012 FY 2013 FY 2014 FY 2015 Adjusted EBITDA In US$ MM and as % of Net Sales Source: Unifi FY 2015 Form 10-K, FY 2014 10-K and Appendix

 40 Profitability By Segment $19.7 $35.2 $46.8 $48.7 5.0% 8.8% 12.0% 12.9% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% $0 $10 $20 $30 $40 $50 $60 FY 2012 FY 2013 FY 2014 FY 2015 Gross Profit – Polyester Segment In US$ MM and as % of Net Sales $17.0 $18.1 $20.2 $21.0 10.4% 11.0% 12.3% 12.5% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% $0 $5 $10 $15 $20 $25 FY 2012 FY 2013 FY 2014 FY 2015 Gross Profit – Nylon Segment In US$ MM and as % of Net Sales $17.8 $19.9 $16.3 $21.4 12.0% 13.2% 12.1% 15.9% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 18.00% $0 $5 $10 $15 $20 $25 FY 2012 FY 2013 FY 2014 FY 2015 Gross Profit – International Segment In US$ MM and as % of Net Sales $54.4 $73.1 $83.3 $90.7 7.7% 10.2% 12.1% 13.2% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 $100 FY 2012 FY 2013 FY 2014 FY 2015 Gross Profit – Consolidated In US$ MM and as % of Net Sales Source: Unifi FY 2015 Form 10-K and FY 2014 Form 10-K

 41 Cash Flow, Balance Sheet Highlights $43.3 $50.5 $56.4 $38.9 $0 $10 $20 $30 $40 $50 $60 FY 2012 FY 2013 FY 2014 FY 2015 Cash Flow from Operating Activities (In US$ MM) $121.6 $97.8 $99.5 $104.1 4.2% 3.2% 3.0% 3.1% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% $0 $20 $40 $60 $80 $100 $120 $140 FY 2012 FY 2013 FY 2014 FY 2015 Total Debt and Average Interest Rate In US$ MM $149 $145 $137 $134 21.2% 20.3% 20.0% 19.5% 5.00% 7.00% 9.00% 11.00% 13.00% 15.00% 17.00% 19.00% 21.00% 23.00% $0 $20 $40 $60 $80 $100 $120 $140 $160 FY 2012 FY 2013 FY 2014 FY 2015 Adjusted Working Capital In US$ MM and % of Net Sales $19.3 $36.6 $10.4 $5.4 19.2 18.3 18.0 17.8 5 7 9 11 13 15 17 19 FY 2013 FY 2014 FY 2015 Q1 FY 16 $0 $5 $10 $15 $20 $25 $30 $35 $40 Share Repurchases (In US$ MM) and Shares Outstanding (MM) Source: Unifi FY 2014 Form 10-K, Unifi FY 2015 Form 10-K and FY 2016 1st Quarter 10-Q

 42 Operational Excellence and Future Focus

 43 Culture of process improvement success leading to measurable annualized cost savings Lean Manufacturing Statistical Process Control Continuous Process Improvement Operational Excellence

 44 Future Focus

 45 FY 2015 FY 2018 $34 $138 FY 2012 - FY 2014 Actual FY 2015 - FY 2017 Forecast $0.0 $50.0 $100.0 $150.0 $200.0 $250.0 Capital Projects In US$ MM $687 $735 0 0.2 0.4 0.6 0.8 1 1.2 $200 $300 $400 $500 $600 $700 $800 FY 2015 FY 2018 Forecast Consolidated Net Sales In US$ MM $104 $126 0 0.2 0.4 0.6 0.8 1 1.2 $0 $20 $40 $60 $80 $100 $120 $140 FY 2015 FY 2018 Forecast Total Debt and Leverage Ratio In US$ MM 1.6x 1.6x $64 $80 0 0.2 0.4 0.6 0.8 1 1.2 $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 FY 2015 F Y 2018 Forecast Adjusted EBITDA and Margin % In US$ MM 9.4% 10.9% Source: Unifi FY 2015 and FY 2014 Forms 10-K and Internal Estimates

 46

 47 About Unifi: Unifi, Inc. (NYSE: UFI) is a multi-national manufacturing company that produces and sells textured and other processed yarns designed to meet customer specifications, and premier value-added (“PVA”) yarns with enhanced performance characteristics. Unifi maintains one of the textile industry’s most comprehensive polyester and nylon product offerings. Unifi enhances demand for its products, and helps others in creating a more effective textile industry supply chain, through the development and introduction of branded yarns that provide unique performance, comfort and aesthetic advantages. In addition to its flagship REPREVE® products – a family of eco-friendly yarns made from recycled materials – key Unifi brands include: SORBTEK®, REFLEXX®, AIO® – all-in-one performance yarns, SATURA®, AUGUSTA®, A.M.Y.®, MYNX® UV and MICROVISTA®. Unifi's yarns are readily found in the products of major brands in the apparel, hosiery, automotive, home furnishings, industrial and other end-use markets. For more information about Unifi, visit www.unifi.com. About REPREVE: The REPREVE® brand of recycled fibers is made from recycled materials, including pre-consumer manufacturing waste and post-consumer plastic bottles. REPREVE® can be found in many products, ranging from apparel to office furnishings, and even socks. It is also used in industrial, automotive and medical applications. REPREVE® is used by some of the world’s leading brands and retailers, including Patagonia, The North Face, Haggar and Ford. For more information about REPREVE®, visit www.REPREVE.com Contact Information: Christopher A. Smosna, VP and Interim CFO, (336) 316-5214

 48 Appendix

 49

 Unifi Supply Chain Crude Oil PX (Para - Xylene) Natural Gas PTA (Pure Terephthalic Acid Ethylene MEG (Mono-Ethylene Glycol) rPET Bottles Virgin PET Polymer Recycled PET Polymer Polyester Yarns Textiles Furnishings Apparel Hosiery Industrial Automotive Nylon Yarns Nylon Type 66 Polymer Crude Oil Natural Gas Propylene Cyclo- Hexane Butadiene Ammonia Polyester Raw Material Chain Nylon Raw Material Chain

51 Repreve Renewables, the makers of THRIVEZTM, created a purpose-designed bedding product for the poultry industry. THRIVEZTM is setting a new standard. It is a high quality, custom produced poultry bedding product made from the company’s patented giant miscanthus varieties. Growers and integrators realize better bedding, which means better birds, and better birds lead to better profits, making THRIVEZTM The One to Grow On. Introducing THRIVEZTM Poultry Bedding

52 RECONCILIATIONS OF ADJUSTED EBITDA FY 2015FY 2014FY 2013FY 2012Net income attributable to Unifi, Inc.42,151$ 28,823$ 16,635$ 11,491$ Interest expense, net3,109 2,539 3,791 14,152 Provision (benefit) for income taxes13,346 20,161 13,344 (1,979) Depreciation and amortization17,367 17,334 23,860 26,225 EBITDA75,973$ 68,857$ 57,630$ 49,889$ Non-cash compensation expense3,148 2,690 2,287 2,382 Loss on extinguishment of debt1,040 - 1,102 3,203 Loss on previously held equity interest- - - 3,656 Refund of Brazilian non-income related tax- - - (1,488) Other1,564 3,672 1,816 987 Adjusted EBITDA Including Equity Affiliates81,725$ 75,219$ 62,835$ 58,629$ Equity in earnings of Parkdale America, LLC(17,403) (17,846) (9,481) (19,360) Adjusted EBITDA64,322$ 57,373$ 53,354$ 39,269$

53 The following table presents the components of the Company’s Adjusted Working Capital and the reconciliation from Adjusted Working Capital to working capital: June 28, 2015 June 29, 2014 June 30, 2013 June 24, 2012 Receivables, net $ 83,863 $ 93,925 $ 98,392 $ 99,236 Inventories 111,615 113,370 110,667 112,750 Accounts payable (45,023) (51,364) (45,544) (48,541) Accrued expenses (1) (16,482) (18,487) (18,383) (14,004) Adjusted Working Capital 133,973 137,444 145,132 149,441 Cash and cash equivalents 10,013 15,907 8,755 10,886 Other current assets 9,856 8,025 9,016 15,125 Accrued interest (158) (102) (102) (398) Other current liabilities (13,061) (10,349) (916) (8,569) Working capital $ 140,623 $ 150,925 $ 161,885 $ 166,485 RECONCILIATIONS OF ADJUSTED WORKING CAPITAL (1) Excludes accrued interest

54 RECONCILIATIONS OF ADJUSTED NET INCOME AND ADJUSTED EPS Fiscal Year 2015 Income Before Income Taxes Net Income Basic EPS GAAP results $ 53,812 $ 42,151 $ 2.32 Change in tax valuation allowances — (3,009) (0.17) Change in deferred tax liability for indefinite reinvestment assertion — (7,639) (0.42) Settlement of certain intercompany foreign currency transactions — 3,008 0.17 Change in uncertain tax positions — 2,879 0.16 Renewable energy tax credits — (1,036) (0.06) Bargain purchase gains for an equity affiliate (4,696) (2,888) (0.16) Loss on extinguishment of debt 1,040 676 0.03 Net loss on sale or disposal of assets 778 134 0.01 Adjusted results $ 50,934 $ 34,276 $ 1.88 Weighted average common shares outstanding 18,207 Fiscal Year 2014 Income Before Income Taxes Net Income Basic EPS GAAP results $ 47,881 $ 28,823 $ 1.52 Change in tax valuation allowances — 1,925 0.10 Change in deferred tax liability for indefinite reinvestment assertion — 249 0.01 Change in uncertain tax positions — (174) (0.01) Net restructuring charges 1,273 827 0.05 Interest income related to judicial claim (1,084) (715) (0.04) Net loss on sale or disposal of assets 475 309 0.02 Adjusted results $ 48,545 $ 31,244 $ 1.65 Weighted average common shares outstanding 18,919

55 RECONCILIATIONS OF ADJUSTED NET INCOME AND ADJUSTED EPS (Continued) Fiscal Year 2012 Income Before Income Taxes Net Income Basic EPS GAAP results $ 8,849 $ 11,491 $ 0.57 Change in tax valuation allowances — (15,847) (0.79) Unremitted foreign earnings assertion, net of foreign tax credit — 4,793 0.24 Repatriation of foreign earnings — 6,338 0.32 Change in uncertain tax positions — 379 0.02 Loss on extinguishment of debt 3,203 2,082 0.10 Loss on previously held equity interest 3,656 2,376 0.12 Refund of Brazilian non-income related tax (1,488) (982) (0.05) Net loss on sale or disposal of assets 369 240 0.01 Adjusted results $ 14,589 $ 10,870 $ 0.54 Weighted average common shares outstanding 20,088 Fiscal Year 2013 Income Before Income Taxes Net Income Basic EPS GAAP results $ 29,014 $ 16,635 $ 0.84 Change in tax valuation allowances — 3,243 0.16 Change in deferred tax liability for indefinite reinvestment assertion — 390 0.02 Change in uncertain tax positions — (440) (0.02) Other tax credits — (1,020) (0.05) Loss on extinguishment of debt 1,102 716 0.03 Net restructuring charges 813 528 0.03 Net loss on sale or disposal of assets 243 158 0.01 Adjusted results $ 31,172 $ 20,210 $ 1.02 Weighted average common shares outstanding 19,909

56 NON GAAP FINANCIAL MEASURES Certain non-GAAP financial measures included herein are designed to complement the financial information presented in accordance with generally accepted accounting principles in the United States of America ("GAAP") because management believes such measures are useful to investors. These non-GAAP financial measures include Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”), Adjusted EBITDA Including Equity Affiliates, Adjusted EBITDA, Adjusted Net Income and Adjusted EPS. EBITDA represents Net income or loss attributable to Unifi, Inc. before net interest expense, income tax expense, and depreciation and amortization expense. Adjusted EBITDA Including Equity Affiliates represents EBITDA adjusted to exclude non-cash compensation expense, losses on extinguishment of debt and certain other adjustments. Such other adjustments include restructuring charges and start-up costs, gains or losses on sales or disposals of property, plant and equipment, currency and derivative gains or losses, and other operating or non-operating income or expense items necessary to understand and compare the underlying results of the Company. Adjusted EBITDA represents Adjusted EBITDA Including Equity Affiliates adjusted to exclude equity in earnings of Parkdale America, LLC. Adjusted Net Income excludes certain amounts that management believes do not reflect the ongoing operations and performance of the Company. Adjusted Net Income represents Net income attributable to Unifi, Inc. calculated under GAAP, adjusted to exclude the approximate after-tax impact of certain income or expense items (as well as specific impacts to the provision for income taxes) necessary to understand and compare the underlying results of the Company. Such amounts are excluded from Adjusted Net Income in order to better reflect the Company’s underlying operations and performance. Adjusted EPS represents Adjusted Net Income divided by the Company’s basic weighted average common shares outstanding. EBITDA, Adjusted EBITDA Including Equity Affiliates, Adjusted EBITDA, Adjusted Net Income and Adjusted EPS are alternative views of performance used by management, and we believe that investors’ understanding of our performance is enhanced by disclosing these performance measures. We believe that the use of EBITDA, Adjusted EBITDA Including Equity Affiliates, Adjusted EBITDA, Adjusted Net Income and Adjusted EPS as operating performance measures provides investors and analysts with a measure of operating results unaffected by differences in capital structures, capital investment cycles, and ages of related assets, among otherwise comparable companies. The Company may, from time to time, change the items included within Adjusted EBITDA, Adjusted Net Income and Adjusted EPS. Management uses Adjusted EBITDA: (i) as a measurement of operating performance because it assists us in comparing our operating performance on a consistent basis, as it removes the impact of (a) items directly related to our asset base (primarily depreciation and amortization) and (b) items that we would not expect to occur as a part of our normal business on a regular basis; (ii) for planning purposes, including the preparation of our annual operating budget; (iii) as a valuation measure for evaluating our operating performance and our capacity to incur and service debt, fund capital expenditures and expand our business; and (iv) as one measure in determining the value of other acquisitions and dispositions. Adjusted EBITDA is also a key performance metric utilized in the determination of variable compensation.

57 NON GAAP FINANCIAL MEASURES We also believe Adjusted EBITDA is an appropriate supplemental measure of debt service capacity, because cash expenditures on interest are, by definition, available to pay interest, and tax expense is inversely correlated to interest expense because tax expense decreases as deductible interest expense increases; and depreciation and amortization are non-cash charges. Equity in earnings of Parkdale America, LLC is excluded because such earnings do not reflect our operating performance. The other items excluded from Adjusted EBITDA, Adjusted Net Income and Adjusted EPS are excluded in order to better reflect the performance of our continuing operations. In evaluating EBITDA, Adjusted EBITDA Including Equity Affiliates, Adjusted EBITDA, Adjusted Net Income and Adjusted EPS, you should be aware that, in the future, we may incur expenses similar to the adjustments included herein. Our presentation of EBITDA, Adjusted EBITDA Including Equity Affiliates, Adjusted EBITDA, Adjusted Net Income and Adjusted EPS should not be construed as indicating that our future results will be unaffected by unusual or non-recurring items. EBITDA, Adjusted EBITDA Including Equity Affiliates, Adjusted EBITDA, Adjusted Net Income and Adjusted EPS are not determined in accordance with GAAP and should not be considered as substitutes for net income, operating income, earnings per share or any other performance measures determined in accordance with GAAP or as an alternative to cash flow from operating activities as a measure of our liquidity. Each of our EBITDA, Adjusted EBITDA Including Equity Affiliates, Adjusted EBITDA, Adjusted Net Income and Adjusted EPS measures has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are: • it is not adjusted for all non-cash income or expense items that are reflected in our statements of cash flows; • it does not reflect the impact of earnings or charges resulting from matters we consider not indicative of our ongoing operations; • it does not reflect changes in, or cash requirements for, our working capital needs; • it does not reflect the cash requirements necessary to make payments on our debt; • it does not reflect our future requirements for capital expenditures or contractual commitments; • it does not reflect limitations on or costs related to transferring earnings from our subsidiaries to us; and • other companies in our industry may calculate this measure differently than we do, thus limiting its usefulness as a comparative measure. Because of these limitations, EBITDA, Adjusted EBITDA Including Equity Affiliates, and Adjusted EBITDA should not be considered as a measure of discretionary cash available to us to invest in the growth of our business or as a measure of cash that will be available to us to meet our obligations, including those under our outstanding debt obligations. You should compensate for these limitations by relying primarily on our GAAP results and using these measures only as supplemental information.

58